UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period:  October 31, 2010

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

EuroPac International Value Fund

Class A

ANNUAL REPORT
October 31, 2010

www.europacificfunds.com

EuroPac International Value Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	4
Fund Expenses	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Privacy Notice	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the EuroPac International Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Dear Shareholder,

Fiscal year 2010 was a volatile and challenging environment for investors. Despite many economies having recovered from recession in 2009 and 2010, much doubt remained regarding the strength of the global recovery and its sustainability.  As such, 2010 was characterized by rapid market swings in reaction to economic data throughout the year. For the period from May 1, 2010 through October 29, 2010 (the last day of the second half of the Fund’s fiscal year), the Fund returned 2.62% including the impact of the maximum sales charge and 7.47% excluding the impact of the maximum sales charge, which compares favorably to the Morgan Stanley Capital International All Country World Index (MSCI ACWI) excluding US Index’s1 return of 3.97%. From the Fund’s inception date of April 7, 2010 through October 29, 2010, the Fund had a total return of -0.12% including the impact of the maximum sales charge, or 4.57% excluding the maximum sales charge. This performance compared favorably to the MSCI ACWI excluding US Index, which returned 0.95% during the same period.

The MSCI ACWI excluding US Index was only slightly positive for the period beginning April 7, 2010 and ending October 29, 2010, primarily due to renewed concerns regarding the global economy and the sustainability of its recovery. The Fund’s launch was very close to the S&P 500’s 2010 first half peak of 1,217.28 on April 23, 2010. Subsequent to launch, most world markets realized a strong selloff as economic data began to sour, worries continued regarding asset prices in China and the European Union was shocked by sovereign debt concerns. Markets bumped along the bottom through August before experiencing a strong recovery in September and October. The recovery in markets was driven largely by encouraging economic data that exceeded analyst expectations; however we also believe it was supported by continued easy fiscal and monetary policies on the part of overleveraged developed nations and regions, namely the United States, UK, Europe and Japan.  While the short term implications of such policies may be positive for markets, we believe the long term implications are weaker currencies, continued stress on the public sector finances, and lower economic growth versus peers.

These simulative monetary policies benefited the Fund’s performance in 2010, particularly against the backdrop of improving private sector activity. Throughout 2010 the Fund was overweight commodity stocks, including energy, mining, and agriculture companies.  We look to maintain this allocation because it is our view that as easy monetary policies persist, commodities will benefit as investors continue to lift their expectations for inflation and seek a haven to hedge against it. We take a multi-level approach to this allocation, by not only selecting what we view as undervalued commodity stocks but also by having an overweight allocation to the countries and currencies that have large amounts of natural resource reserves. While increased private sector activity was likely one aspect driving commodity prices higher in 2010, we believe a segment of the positive performance was also attributable to concerns over future inflationary pressures in the countries with easy monetary policies.  For example, while the S&P 500 Index was up 0.07% from April 7, 2010 through October 29, 2010, the Roger’s International Commodity Index, representing the value of a "basket" of commodities employed in the global economy, was up 7.12% and spot gold prices were up 18.28%. Given the Fund’s overweight allocation to natural resources and gold miners, these pricing dynamics positively impacted the Fund’s performance in 2010. It is our belief that our overweight allocation to commodities will also positively impact the Fund’s performance moving into 2011.

The Fund had been underweight European stocks since its inception, and we further lightened our allocation in the second half of the year following the volatility driven by sovereign debt concerns. Our decision was driven by two factors. One, the Euro currency was incredibly volatile in 2010, beginning in April 7, 2010 at 1.33, it fell as low as 1.19 (-10.6%) on June 7, 2010, only to rise 16.97% to finish October 29, 2010 at 1.39. To us, the volatility is troubling and suggests an uncertain outlook for investors. From a fundamental standpoint, we feel the Euro will continue to struggle so long as its member nations face differing economic challenges, where each of their solutions conflicts with the others. Much as the US has used monetary policy to try to drive an economic recovery without focusing on its structural problems, we feel the same of the Eurozone. The second factor impacting our decision to lighten our European exposure was our continued outlook for outperformance in the Asia Pacific region, due to favorable expected GDP growth and healthy private and public balance sheets.

As a result of our shift in allocation through August, the Fund benefitted from being overweight in the Asia Pacific region. In our opinion, the region is benefiting from, and will continue to benefit from, relatively higher growth rates than the rest of the world and healthy private and public balance sheets. Additionally, a secular shift to greater consumption in the BRIC (Brazil, Russia, India and China) nations is taking place, and many Asia Pacific nations should benefit from this trend. The Asia Pacific region came back into investors’ focus in the second half of the year, with the Straits Times Index (Singapore) up 13.36%, the Hang Seng Index (Hong Kong) up 5.46% and the ASX Index (Australia) up 4.35% on a US Dollar basis, versus the S&P 500’s 0.07% performance from April 7, 2010 through October 29, 2010.

Looking back on the year, we believe 2010 was an important period for the markets in which investors turned their eyes from troubles within the private sector to troubles within the public sector.  This new focus on public sector finances brings into light the global imbalances present, and it is becoming increasingly clear for investors that overweight exposure to countries that run trade deficits, budget deficits and high levels of debt, is not optimal. In our opinion, this new focus will help drive markets in 2011, in which investors focus more on relative fundamentals from country to country. As this plays itself out, we believe the Fund will benefit, given its overweight allocation to natural resources and currencies of countries with positive fundamentals such and high real GDP growth, trade surpluses, low debt to GDP ratios, and high exposure to natural resources.

We would like to extend our sincere thanks for investing with Euro Pacific Funds. We welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Jim Nelson, CFA
Portfolio Manager
Euro Pacific Asset Management, LLC

Carefully consider the risks and special considerations associated with investing in the Fund. You may lose money by investing in the Fund. Foreign investments also present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. More information about these risks and others can be found in the Fund’s prospectus.

1           The MSCI ACWI Index excluding US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

Please note that you cannot invest directly in any of the indexes discussed in this commentary.

EuroPac International Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2010

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI World Ex USA Value Index. Results include the reinvestment of all dividends and capital gains.

The Morgan Stanley Capital International (MSCI) World Ex USA Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2010

				Since
	3 Months	6 Months	YTD	Inception*
EuroPac International Value Fund
- With Sales Load	6.96%	2.62%	-0.12%	-0.12%
- At NAV	12.03%	7.47%	4.57%	4.57%
MSCI World Ex USA Value Index	8.95%	3.97%	0.95%	0.95%

* Inception date 4/7/10.

Gross and Net Expense Ratios for the Fund are 2.30% and 1.75%, respectively, as of 10/31/10. The Advisor has contractually waived fees through February 28, 2012.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

The Fund's total returns reflect payment of the maximum sales charge of 4.50%. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EuroPac International Value Fund
Fund Expenses – October 31, 2010 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and redemption fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/10 to 10/31/10.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period**
	5/1/10	10/31/10	5/1/10-10/31/10

Actual Performance	$1,000.00	$1,074.70	$9.15
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.38	$8.89
** Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 365.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number
of Shares		Value
	COMMON STOCKS – 91.2%
	AUSTRALIA – 9.5%
18,990	BHP Billiton Ltd.	$779,779
949,137	CFS Retail Property Trust - REIT	1,729,287
35,974	Newcrest Mining Ltd.	1,408,120
39,855	Origin Energy Ltd.	622,295
17,780	Woolworths Ltd.	493,753
		5,033,234

	BERMUDA – 2.6%
52,946	Nordic American Tanker Shipping Ltd.	1,378,184

	BRAZIL – 6.1%
74,111	Cia Energetica de Minas Gerais ADR	1,322,140
29,600	Odontoprev SA	435,217
51,960	Vivo Participacoes S.A. ADR	1,488,134
		3,245,491

	CANADA – 19.2%
24,120	ARC Energy Trust UIT	509,881
107,840	CML Healthcare Income Fund UIT	1,316,411
41,730	Crescent Point Energy Corp.	1,652,997
136,800	Ensign Energy Services, Inc.	1,698,096
25,425	Goldcorp, Inc.	1,133,701
32,650	Peyto Energy Trust UIT	494,600
3,045	Potash Corp. of Saskatchewan, Inc.	441,799
238,180	Precision Drilling Trust UIT*	1,868,262
95,890	Yamana Gold, Inc.	1,053,831
		10,169,578

	CHINA – 6.1%
555,000	Ajisen China Holdings Ltd.	998,123
104,000	China Shenhua Energy Co., Ltd.	462,893
3,414,000	Li Heng Chemical Fibre Technologies Ltd.	567,110
1,476,000	Sichuan Expressway Co., Ltd.	961,626
411,000	Sound Global Ltd.	276,265
		3,266,017

	FRANCE – 2.0%
35,125	Vivendi S.A.	1,001,944

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number
of Shares		Value
	HONG KONG – 9.7%
109,000	Cheung Kong Infrastructure Holdings Ltd.	$455,617
1,179,000	China Dongxiang Group Co.	660,134
245,000	China High Speed Transmission Equipment Group Co., Ltd.	500,668
41,500	China Mobile Ltd.	422,696
60,000	CLP Holdings Ltd.	487,663
700	Esprit Holdings Ltd.	3,770
150,000	Kingboard Chemical Holdings Ltd.	729,560
2,790,000	Shougang Concord International Enterprises Co., Ltd.	467,925
1,261,264	Skyworth Digital Holdings Ltd.	738,737
492,000	Texwinca Holdings Ltd.	536,987
13,000	VTech Holdings Ltd.	135,262
		5,139,019

	JAPAN – 6.8%
35,700	Asahi Breweries Ltd.	720,921
124,500	ITOCHU Corp.	1,092,295
46,000	JGC Corp.	880,328
9,200	Nidec Corp.	910,053
		3,603,597

	LUXEMBOURG – 0.8%
14,075	ArcelorMittal	455,749

	NETHERLANDS – 3.4%
56,065	Royal Dutch Shell PLC	1,818,529

	NEW ZEALAND – 1.6%
543,383	Kiwi Income Property Trust	434,962
153,801	New Zealand Refining Co., Ltd.	433,827
		868,789
	NORWAY – 7.1%
12,900	Fred Olsen Energy ASA	484,581
19,236	Leroy Seafood Group ASA	505,813
80,420	Sparebank 1 SR Bank	768,965
62,210	Statoil ASA	1,358,580
12,410	Yara International ASA	652,645
		3,770,584
	SINGAPORE – 9.4%
291,000	Ascendas Real Estate Investment Trust - REIT	463,154
1,732,000	Midas Holdings Ltd.	1,311,412
501,000	Olam International Ltd.	1,211,566

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number
of Shares		Value
	SINGAPORE – 9.4% (continued)
249,000	StarHub Ltd.	$509,812
109,000	Venture Corp. Ltd.	762,991
144,000	Wilmar International Ltd.	712,045
		4,970,980

	SWITZERLAND – 4.4%
33,225	Nestle S.A.	1,819,854
1,785	Syngenta A.G.	493,752
		2,313,606

	THAILAND – 2.5%
3,374,000	Thai Beverage PCL	729,908
2,650,400	Thai Tap Water Supply PCL	579,057
		1,308,965

	TOTAL COMMON STOCKS
	(Cost $44,149,279)	48,344,266

Principal		Value
	SHORT-TERM INVESTMENTS – 8.3%
$4,403,783	UMB Money Market Fiduciary, 0.02%†	4,403,783

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $4,403,783)	4,403,783

Number
of Shares		Value
	WARRANTS – 0.0%
1,700	Kingboard Chemical Holdings Ltd.*
	Exercise Price: 40 HKD, Expiration Date: 10/31/2012	974

	TOTAL WARRANTS
	(Cost $0)	974

	TOTAL INVESTMENTS – 99.5%
	(Cost $48,553,062)	52,749,023
	Other Assets less liabilities – 0.5%	277,538
	TOTAL NET ASSETS – 100.0%	$53,026,561

* Non-income producing security
† The rate quoted is the annualized seven-day yield of the Fund at the period end.
ADR - American Depositary Receipt
PCL - Public Company Limited
PLC - Public Limited Company
REIT - Real Estate Investment Trust
UIT - Unit Investment Trust
HKD - Hong Kong Dollar

See accompanying Notes to Financial Statements.

EuroPacific International Value Fund
SUMMARY OF INVESTMENTS BY INDUSTRY - As of October 31, 2010

Percent of
Industry	Net Assets
Consumer Discretionary	8.5%
Consumer Staples	11.7%
Energy	21.5%
Financials	6.4%
Health Care	3.3%
Industrials	13.3%
Information Technology	3.1%
Materials	12.9%
Telecommunication Services	4.6%
Utilities	5.9%
Total Long-Term Investments	91.2%

Short-Term Investments	8.3%
Warrants	0%
Total Investments	99.5%
Other Assets less liabilities	0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EuroPac International Value Fund STATEMENT OF ASSETS AND LIABILITIES October 31, 2010

ASSETS
Investments in securities, at value (cost $48,553,062)	$52,749,023
Receivables:
Investment securities sold	17,890
Fund shares sold	313,207
Dividends and interest	69,789
Prepaid expenses	40,527
Total assets	53,190,436

LIABILITIES
Payables:
Investment securities purchased	83,816
Due to Advisor	36,037
Distribution Plan (Note 6)	9,764
Administration fees	4,157
Custody fees	3,354
Fund accounting fees	4,505
Transfer agent fees	2,265
Trustees fees	432
Chief Compliance Officer fees	1,188
Accrued other expenses	18,357
Total liabilities	163,875

NET ASSETS	$53,026,561

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$49,320,608
Accumulated net investment income	(18,939)
Accumulated net realized loss on investments and foreign currency	(473,102)
Net unrealized appreciation on:
Investments	4,195,961
Foreign currency	2,033
Net Assets	$53,026,561

Maximum Offering Price per Share
Class A Shares:
Net assets applicable to shares outstanding	$53,026,561
Shares of beneficial interest issued and outstanding	5,106,989
Redemption price	10.38
Maximum sales charge (4.50%* of offering price)	0.49
Maximum offering price to public	$10.87

See accompanying Notes to Financial Statements.

EuroPac International Value Fund STATEMENT OF OPERATIONS For the Period April 7, 2010 through October 31, 2010

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $61,715)	$578,500
Interest	379
Total income		$578,879

Expenses
Advisory fees	211,839
Distribution fees - (Note 6)	45,860
Fund accounting fees	31,229
Administration fees	22,248
Custody fees	21,416
Offering cost	19,253
Transfer agent fees	18,536
Registration fees	16,176
Audit fees	14,509
Legal fees	6,254
Chief compliance officer fees	5,254
Shareholder reporting fees	3,846
Miscellaneous	3,384
Trustees' fees and expenses	3,105
Insurance fees	1,254

Total expenses		424,163
Less: Advisory fees waived		(101,799)
Net expenses		322,364
Net investment income		256,515

REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
AND FOREIGN CURRENCY:
Net realized loss on:
Investments		(470,517)
Foreign currency transactions		(64,856)
Net realized loss		(535,373)
Net unrealized appreciation on:
Investments		4,195,961
Foreign currency translations		2,033
Net unrealized appreciation		4,197,994
Net realized and unrealized gain/(loss) on investments and
foreign currency		3,662,621

Net Increase in Net Assets from Operations		$3,919,136

See accompanying Notes to Financial Statements.

EuroPac International Value Fund STATEMENT OF CHANGES IN NET ASSETS

For the Period
April 7, 2010*
to October 31, 2010
INCREASE IN NET ASSETS FROM:
Operations
Net investment income	$256,515
Net realized loss on investments and foreign currency	(535,373)
Net unrealized appreciation on investments and foreign currency	4,197,994
Net decrease in net assets resulting from operations	3,919,136

Distributions to Shareholders
From net investment income	(244,830)
Total distributions	(244,830)

Capital Transactions
Net change in net assets from capital transactions (a)	49,352,255

Total increase in net assets	53,026,561

NET ASSETS
Beginning of period	-
End of period	$53,026,561

Accumulated net investment (loss)	$(18,939)

(a) A Summary of share transactions is as follows:

	April 7, 2010*
	through October 31, 2010
	Shares	Paid-in Capital
Shares sold	5,341,297	$51,561,940
Shares reinvested	24,563	222,777
Shares redeemed	(258,871)	(2,432,462	) ***
Net increase	5,106,989	$49,352,255

*The Fund commenced operations on April 7, 2010.
**Net of redemption fee proceeds of $5,144.

See accompanying Notes to Financial Statements.

EuroPac International Value Fund FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	April 7, 2010*
	to October 31, 2010
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income	0.07
Net realized and unrealized loss on investments
and foreign currency	0.38
Total from investment operations	0.45

Less Distributions:
From net investment income	(0.07)
Total distributions	(0.07)

Net asset value, end of period	$10.38

Total return(a)	4.57	% *

Ratios and Supplemental Data
Net assets, end of period	$53,027

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	2.30	% †
After fees waived and expenses absorbed	1.75	% †
Ratio of net investment income to average net assets	1.39	% †
Portfolio turnover rate	12.8	% *

(a)
Does not include payment of maximum sales charge of 4.50%.  If the sales charges were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares

*	Not annualized. The Fund commenced operations on April 7, 2010.
†	Annualized.

See accompanying Notes to Financial Statements.

EuroPac International Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010

Note 1 – Organization
EuroPac International Value Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital appreciation. The Fund commenced investment operations on April 7, 2010.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $32,785, which are being amortized over a one-year period from April 7, 2010 (commencement of operations).

EuroPac International Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010 (Continued)

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year June 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

EuroPac International Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010 (Continued)

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Euro Pacific Asset Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75% of the Fund's average daily net assets until April 6, 2011.

For the period April 7, 2010 through October 31, 2010, the Advisor waived its advisory fees in the amount of $101,799.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit in place at the time the expenses were incurred.  At October 31, 2010, the amount of these potentially recoverable expenses was $101,799.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

The amount of net selling commissions retained by the Distributor and/or a broker-dealer affiliated with the Advisor for the period April 7, 2010 through October 31, 2010 was $236,112.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period April 7, 2010 through October 31, 2010, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period April 7, 2010 through October 31, 2010, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2010, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$49,000,493

Gross unrealized appreciation	4,724,340
Gross unrealized depreciation	(975,810)
Unrealized depreciation on foreign currency	2,033

Net unrealized appreciation	$3,750,563

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investments companies (“PFICS”).

EuroPac International Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010 (Continued)

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Capital	$(31,647)
Accumulated net investment income	(30,624)
Accumulated net realized loss on investments and foreign currency	62,271

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$182,926
Undistributed long-term capital gains	-
Tax accumulated earnings	182,926

Accumulated capital and other losses	(227,536)
Unrealized appreciation	3,750,563
Total accumulated earnings	$3,705,953

As of October 31, 2010, the Fund had a capital loss carryover of $227,536, which expires in the year 2018.  To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows:

October 31, 2010
Distribution paid from:
Ordinary income	$244,830
Net long-term capital gains	-
Total distributions paid	$244,830

Note 5 - Investment Transactions
For the period April 7, 2010 through October 31, 2010, purchases and sales of investments, excluding short-term investments, were $48,877,240 and $4,218,887, respectively.

Note 6 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.

For the period April 7, 2010 through October 31, 2010, distribution fees incurred are disclosed on the Statement of Operations.

EuroPac International Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010 (Continued)

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 –Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2010, in valuing the Fund’s assets carried at fair value:

EuroPac International Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010 (Continued)

	Level 1	Level 2*	Level 3**
	(Quoted Price)	(Other Significant Observable Inputs)	(Significant Unobservable Inputs)	Total
Assets Table
Investments, at Value:
Common Stocks:
Consumer Discretionary	$2,567,177	$1,939,628	$-	$4,506,805
Consumer Staples	6,193,860	-	-	6,193,860
Energy	12,319,832	462,893	-	12,782,725
Financials	3,396,368	-	-	3,396,368
Health Care	1,751,629	-	-	1,751,629
Industrials	3,383,344	961,625	-	4,344,969
Information Technology	898,254	729,560	-	1,627,814
Materials	8,198,711	-	-	8,198,711
Telecommunication Services	2,420,643	-	-	2,420,643
Utilities	3,120,742	-	-	3,120,742
Warrants:
Information Technology	974	-	-	974
Short-Term Investments	4,403,783	-	-	4,403,783
Total Investments, at Value	48,655,317	4,093,706	-	52,749,023
Total Assets	$48,655,317	$4,093,706	$-	$52,749,023

* In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to a significant change in the value of U.S.-traded securities, as measured by the S&P 500 Index. In this circumstance, $4,093,706 of investment securities from Fund were classified as level 2 instead of level 1.

**The fund did not hold any level 3 securities during the period.

Note 9 – Accounting Pronouncement:
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

EuroPac International Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2010 (Continued)

Note 10 – Events Subsequent to the Fiscal Period End
In preparing the Financial Statements as of October 31, 2010, Management considered the impact of subsequent events for potential recognition or disclosure in these Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Europac International Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period April 7, 2010 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPac International Value Fund as of October 31, 2010, and the results of its operations, the changes in its net assets and its financial highlights for the period April 7, 2010 to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 28, 2010

EuroPac International Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the EuroPac International Value Fund designates $640,215 of income derived from foreign sources and $50,065 of foreign taxes paid for the period ended October 31, 2010.

For the year ended October 31, 2010, 95.18% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Of the ordinary income distributions made by the EuroPac International Value Fund during the year ended October 31, 2010, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.1254 and the proportionate share of foreign taxes attributable to one share of stock is $0.0098.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-558-5851.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	31	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	31	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	31	None.

EuroPac International Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	31	None.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	31	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski [a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman[b] (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

PRIVACY NOTICE

The EuroPac International Value Fund collects non-public information about you from the following sources:

•	Information we receive about you on the application form or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Euro Pacific Asset Management, LLC
1201 Dove Street, Suite 370
Newport Beach, California 92660

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 W. Michigan Street
Milwaukee, Wisconsin 53233

FUND INFORMATION

	TICKER	CUSIP
EuroPac International Value Fund	EPIVX	461 418 766

Privacy Principles of the EuroPac International Value Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the EuroPac International Value Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-558-5851, on the Fund’s website at www.europacificfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-558-5851, on the Fund’s website at www.europacificfunds.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-558-5851. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

EuroPac International Value Fund
803 West Michigan Street
Milwaukee, WI 53233-2301
Toll Free: 1-888-558-5851

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2010	FYE 10/31/2009
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2010	FYE 10/31/2009
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Investment Managers Series Trust

By (Signature and Title) /s/ John P. Zader
John P. Zader, President

Date   January 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ John P. Zader
John P. Zader, President

Date   January 6, 2011

By (Signature and Title) /s/ Rita Dam
Rita Dam, Treasurer

Date   January 6, 2011